Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, New York 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

ClearLight Solar, LLC (the “Sponsor”) ClearLight Nebo Depositor 2026-1, LLC (the “Depositor”) 345 Park Avenue, 29th Floor New York, New York 10154	13 March 2026

Re:	ClearLight Nebo Issuer 2026-1, LLC (the “Issuer”)

Solar Asset Backed Notes, Series 2026-1 (the “Notes”)

Sample Solar Asset Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Sponsor, Depositor and Santander US Capital Markets LLC (the “Sole Structuring Agent”) (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of solar or battery assets installed on or in residential properties and the related customer agreements (the “Solar Assets”) relating to the Issuer’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of the procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sole Structuring Agent, on behalf of the Depositor, provided us with:

a.

An electronic data file labeled “NEBO_2026-1_DATA_TAPE_2026-01-21- Hard Code.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Sole Structuring Agent, on behalf of the Depositor, indicated contains information as of 31 December 2025 (the “Preliminary Cut-Off Date”) relating to a pool of solar or battery assets installed on or in residential properties and the related customer agreements (the “Preliminary Solar Assets”) that are expected to be representative of the Solar Assets, and

b.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.	Imaged copies of the following items (collectively, the “Source Documents):

i.	The customer lease agreement and power purchase agreement thereto or other related documents (collectively and as applicable, the ”Agreement”),

ii.	Certain printed screen shots from the Sponsor’s servicing systems (the “Servicing System Screenshots”),

iii.	The Utility bill (the “Utility Bill”) and

iv.	The survey, floor plan or other related documents (collectively and as applicable, the “Survey”),

as applicable, that the Sponsor, on behalf of the Depositor, indicated relate to the Sample Solar Assets (as defined in Attachment A),

b.	Copies of the following items (collectively, the “Inverter Type Support Files,” together with the Source Documents, the “Sources”):

i.

A schedule and the corresponding record layout and decode information, as applicable (the “Qcells Inverter Model Mapping Schedule”), that the Sponsor, on behalf of the Depositor, indicated contains Qcells inverter model mapping information corresponding to the Sample Solar Assets, as applicable, and

ii.

A schedule and the corresponding record layout and decode information, as applicable (the “Inverter Type Mapping Schedule“), that the Sponsor, on behalf of the Depositor, indicated contains inverter type mapping information relating to the Preliminary Solar Assets, as applicable,

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedure described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A is limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Preliminary Data File, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than the procedures listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Sources or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sole Structuring Agent or Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Solar Assets or Solar Assets, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions or methodologies provided to us by the Sole Structuring Agent or Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedure described in this report was not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Solar Assets conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Solar Assets,

iii.	Whether the originator(s) of the Solar Assets complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Solar Assets that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

13 March 2026

Attachment A

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 250 Preliminary Solar Assets from the Preliminary Data File (the “Sample Solar Assets”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Solar Assets or the methodology they instructed us to use to select the Sample Solar Assets from the Preliminary Data File.

For the purpose of the procedures described in this report, the 250 Sample Solar Assets are referred to as Sample Solar Asset Numbers 1 through 250.

2.

For each Sample Solar Asset, as applicable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Sources, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Sources

Sample Characteristic	Preliminary Data File Field Name	Source(s)
System ID #	PROJECT_ID	Agreement or Servicing System Screenshots

State	STATE	Agreement

Contract type	CONTRACT_TYPE	Agreement

Original term	TERM	Agreement

Year 1 $/month	YR1_MONTHLY_PMT	Agreement

Year 1 $/kwh	REFUND_RATE_PER_KWH	Agreement or Servicing System Screenshots

Escalator	ESCALATOR	Agreement

First customer payment date (end of month)	FIRST_PAY_DATE	Recalculation

Maturity date	LAST_PAY_DATE	Recalculation

Remaining term	TERM_REMAINING	Recalculation

System size	SYSTEM_SIZE_KW_DC	Servicing System Screenshots

Utility district	UTILITY	Servicing System Screenshots or Utility Bill

Panel manufacturer	PV_MODULE_OEM	Servicing System Screenshots

Inverter manufacturer	INVERTER_OEM	Servicing System Screenshots

Battery manufacturer	BESS_OEM	Servicing System Screenshots

Total battery capacity	BESS_CAPACITY_KWH	Servicing System Screenshots or Survey

Estimated production	YR1_GEN_KWH	Agreement or Servicing System Screenshots

FICO	FICO_SCORE	Servicing System Screenshots

PTO date	PIS_DATE	Servicing System Screenshots

Inverter type	INVERTER_TYPE	Inverter Type Support Files

ACH	CURRENT_ACH_STATUS	Servicing System Screenshots

Exhibit 1 to Attachment A

Notes:

i.	The system ID # is for identification purposes only.

ii.

For the purpose of comparing the Year 1 $/kwh Sample Characteristic for Sample Solar Assets with a contract type of “Lease,” as shown on the Preliminary Data File, the Sponsor, on behalf of the Depositor, instructed us to use the Servicing System Screenshots as the Source.

For the purpose of comparing the Year 1 $/kwh Sample Characteristic for Sample Solar Assets with a contract type of “LPPA,” as shown on the Preliminary Data File, the Sponsor, on behalf of the Depositor, instructed us to use the Agreement as the Source.

For the purpose of comparing the Year 1 $/kwh Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $0.01 or less.

iii.

For the purpose of comparing the first customer payment date (end of month) Sample Characteristic for each Sample Solar Asset, the Sponsor, on behalf of the Depositor, instructed us to recalculate the first customer payment date (end of month) by:

a.	Taking the date that is the last calendar day of the month of the PTO date, as shown on the Preliminary Data File, and

b.	Adding two (2) months to the date obtained in a. above.

iv.	For the purpose of comparing the maturity date Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to recalculate maturity date by:

a.	Adding the number of months represented by the original term to the first customer payment date (end of month), both as shown on the Data File, and

b.	Subtracting one (1) month from the date obtained in a. above.

v.

For the purpose of comparing the remaining term Sample Characteristic for each Sample Solar Asset, the Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining term by taking the difference in months between:

a.	The maturity date, as shown on the Preliminary Date File, and

b.	The later of the first customer payment date (end of month), as shown on the Preliminary Date File, and the Preliminary Cut-Off Date.

Exhibit 1 to Attachment A

vi.

For the purpose of comparing the utility district Sample Characteristic for each Sample Solar Asset (except for Sample Solar Asset Number 184), the Sponsor, on behalf of the Depositor, instructed us to use the Servicing System Screenshots as the Source.

For the purpose of comparing the utility district Sample Characteristic for Sample Solar Asset Number 184, the Sponsor, on behalf of the Depositor, instructed us to use the Utility Bill as the Source Document.

For the purpose of comparing the utility district Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to ignore differences that appeared to be due to abbreviations, truncations or spelling errors.

vii.

The Sponsor, on behalf of the Depositor, instructed us not to compare the total battery capacity Sample Characteristic for Sample Solar Assets with a corresponding total battery capacity value of “0,” as shown on the Preliminary Data File.

For the purpose of comparing the total battery capacity Sample Characteristic for each remaining Sample Solar Asset (except for Sample Solar Asset Numbers 24, 100, 217 and 248), the Sponsor, on behalf of the Depositor, instructed us to use the Servicing System Screenshots as the Source.

For the purpose of comparing the total battery capacity Sample Characteristic for Sample Solar Asset Numbers 24, 100, 217 and 248, the Sponsor, on behalf of the Depositor, instructed us to use the Survey as the Source Document.

viii.

For the purpose of comparing the estimated production Sample Characteristic for each Sample Solar Asset, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the corresponding estimated production value, as shown on the Preliminary Data File, agreed with at least one value, as shown in the corresponding Sources. We performed no procedures to reconcile any differences that may exist relating to the corresponding estimated production Sample Characteristic information shown in the various Sources.

ix.	For the purpose of comparing the PTO date Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- 1 day or less.

x.

For the purpose of comparing the inverter type Sample Characteristic for each Sample Solar Asset, the Sponsor, on behalf of the Depositor, instructed us to note agreement in accordance with the decode information as shown on the Inverter Type Support Files.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Solar Asset Number	Sample Characteristic	Preliminary Data File Value	Source Value
111	System size	9.94	9.96
169	System size	5.76	5.81